                 [COHEN & STEERS EQUITY INCOME FUND]



                       --------------------------
                          QUARTERLY REPORT
                         SEPTEMBER 30, 2000






COHEN & STEERS
EQUITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

October 20, 2000

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Equity Income Fund for the quarter and nine months ended September 30, 2000. The net asset values per share at that date were $10.58, $10.46, and $10.45 for Class A, Class B, and Class C shares, respectively. Class I shares had a net asset value of $10.61. In addition, a distribution of $0.17 per share was declared for shareholders of record on September 21, 2000 and paid on September 22, 2000 to all four classes of shares.

INVESTMENT REVIEW

    For the three months ended September 30, 2000, Cohen & Steers Equity Income Fund had a total return, based on income and change in net asset value, of 8.1% for Class A shares. Class B and C shares both returned 7.8% for the quarter. Class I shares returned 8.4%. This performance compared to the Fund's benchmark, the NAREIT Equity REIT Index* return of 7.7%. The Fund's total return for the nine months ended September 30, 2000 was 23.4% for Class A shares. Class B shares and C shares both returned 22.7%. Class I shares returned 24.2% The NAREIT Equity REIT Index return was 21.8%. Fund performance information does not take into account sales loads or contingent deferred sales charges, if any.

    It was another extraordinary quarter in what has been an extraordinary year for the REIT industry. For the first time in many years REITs are outperforming nearly every market average by an extremely wide margin. We believe that the major reason for this is that whereas earnings disappointments have become routine in most areas of corporate America, including the technology sector, REIT earnings, with very few exceptions, have comfortably exceeded expectations. We believe these results, which are derived from in-place tenants and rents, bode well for earnings over the next several quarters and this has encouraged the entire analyst community to raise estimates of earnings growth rates and net asset values for most companies. Understandably, this has been a strong catalyst for rising share prices.

    We are pleased with our out-performance in the third quarter. This was primarily the result of our heavy weighting in the Office and Industrial sectors, which continue to enjoy the strong fundamentals and high earnings growth. This is particularly true of companies with properties in major central business districts where, with vacancy rates at all-time low levels (6.7%, down from 8.9% a year ago) and little new supply on the horizon, there are shortages of space in some markets and rents are soaring. Also contributing to our recent results was our position in the quarter's best performing sector, Health Care, which was up 22%. At long last, positive changes in the regulatory environment and the resolution of the fate of many weak operators precipitated greater investor optimism. In the case of the health care REITs that we own, it became apparent to the investment community that their dividends were secure, and this enabled the stocks to return to more rational valuations.

    One of the more puzzling aspects of this year's REIT rally is that it has taken place rather quietly and with only modest inflows into real estate mutual funds. Net inflows this year have been barely $500 million. While mutual fund flows are not necessarily related to stock price movement, as evidenced by this year's performance, it is a valuable indicator of investor psychology. It appears to us that investors at large either disbelieve the sustainability of this rally or remain highly distracted with the action of the more volatile sectors of the market. In addition, it is quite possible that after the two year bear market of 1998-99, investor confidence in the sector simply has not yet been restored.

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                                       1





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                     COHEN & STEERS EQUITY INCOME FUND, INC.

    In the quarter, a further shrinkage in the REIT universe took place. Urban Shopping Centers, Burnham Pacific and First Washington Real Estate proposed to liquidate or go private, while Grove Property Trust and Western Properties Trust agreed to be acquired by larger REITs. In addition, a good number of REIT stock buyback programs continued, albeit at a decelerated pace. Meanwhile, equity issuance in the quarter was minimal, with only about $100 million in common stock being publicly offered. In short, by the end of the third quarter, the supply/demand picture for REIT shares remained quite positive.

INVESTMENT OUTLOOK

    The fourth quarter has started with a great deal of financial market turbulence and it appears that a host of uncertainties with respect to a possible economic slowdown, politics and the national election, energy prices, Mid-East peace, Fed policy and worldwide currency turmoil -- not to mention a bona fide bear market in the NASDAQ market -- appear to have shaken investor confidence.

    In the final analysis, it is how the resolution of these issues affects the future course of the economy that will determine the health of real estate markets and, in turn, what will be the appropriate investment strategy. It appears to us that the two scenarios that are most likely are: 1) a slowing, but still positive, rate of economic growth (a 'soft landing'), or 2) an outright recession whereby the economy suffers an actual decline. From our perspective, either scenario leads us to very similar and straightforward investment strategies. For example, in either economic environment it is logical to expect that rent growth and absorption of space will slow. In some markets, there will actually be rent declines and increases in vacancy rates. Those property sectors that are most sensitive to short-term swings in the economy will likely suffer some difficulty.

    Nevertheless, at this stage of the economic cycle the current strong health of the real estate markets is a noteworthy anomaly that must be appreciated. In periods immediately prior to nearly every economic slowdown in the past, real estate markets have tended to be substantially overbuilt, with vacancy rates running at historically high levels, only to go even higher when economic activity actually slows. Today, in contrast, vacancy rates are hovering at historically low levels in nearly every property type and geographic region. Ironically, whereas in prior cycles real estate was a victim of the slowing economy, in this cycle shortages of space and soaring rents may actually be impairing the growth of the economy by either imposing limits on, or increasing the cost of, business expansion. As a result, while a slowdown in economic growth would clearly not be positive for real estate fundamentals, it may not be as negative as it has in the past. In fact, compared to other sectors of the economy, real estate may actually fare quite well and continue to register above average profit growth.

    Other effects of an economic slowdown could actually be positive for REITs. We would expect to see the cancellation or postponement of most real estate development activity that can no longer be justified. Yield spreads between government and corporate debt securities are rising, and this is increasing the yield on commercial mortgage securities as well. A higher cost of borrowing further discourages new development by raising required returns. A restrained development situation should bode well for reduced downward pressure on occupancies and rents. This is particularly the case in the Office sector where there is the further protection of long lease terms. Notwithstanding the bankruptcy of many 'new economy' companies, mainstream class A office users rarely, if ever, default on their leases. For this reason, we are continuing to overweight this sector. Similarly, apartment markets in which there are barriers to entry, such as in the Northeast, remain our favorites due to our expectations for continued strong demand for rental housing under almost any foreseeable economic conditions. The same

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.


holds true for our holdings in the Health Care sector. Finally, as we have emphasized for some time, dividend yield -- the hallmark of REIT investing, since REITs must payout nearly all of their earnings as dividends -- is likely to become more desirable as investors' overall return expectations diminish. Since an economic slowdown should eventually precipitate strength in the bond market, the resulting lower interest rate environment may bring increased attention to the merits of diversification and the role that REITs can play in a portfolio.

    On the negative side of the ledger, the Retail sector may still present some investment risk due its economic sensitivity. While we are under-weighted in the Retail sector we are paying strict attention to valuations, and are ready to increase our holdings at prices that would appear to discount investors' worst expectations. One of our overriding concerns, irrespective of property type or regional orientation, is financial liquidity. It would be natural to expect a contraction in credit to occur, at least in the early stages of a slowdown, and certainly for riskier borrowers. Real estate continues to be viewed as a higher risk proposition, and those companies that have near-term maturities of debt, or have reached their limits on new borrowing, are likely to be highly disadvantaged in a more challenging economic climate. Thus, maintenance of strict discipline and thorough risk analysis remain paramount in our investment process.

    We believe that the performance of REITs this year has been a major step towards the restoration of investor confidence in them. It will still be a slow process, however, made all the more difficult by the challenges of a less robust economic environment. We have long argued that the most important byproduct of the securitization of real estate would be significantly less volatility in real estate fundamentals and the real estate cycle. Notwithstanding the volatility of REIT share prices, this has so far been the case. An economic slowdown, should it occur, would certainly present an important test of this belief. Nonetheless, if REITs continue to display resilience both from an earnings and stock price standpoint, as we believe they can, returns should continue to be rewarding.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President                   Chairman

                              STEVEN R. BROWN
                              Portfolio Manager

-------------------------------------------------------------------------------
    Cohen & Steers is now online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.
-------------------------------------------------------------------------------

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                                       3

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                         NUMBER                     DIVIDEND
                                                        OF SHARES      VALUE         YIELD*
                                                        ---------   -----------   ------------
EQUITIES                                       93.89%
  COMMON STOCK                                 85.04%
    APARTMENT/RESIDENTIAL                      18.58%
         Apartment Investment & Management
           Co. -- Class A............................     49,300    $ 2,270,881       6.08%
         Camden Property Trust.......................    138,500      4,293,500       7.26
         Colonial Properties Trust...................     98,300      2,525,081       9.34
         Gables Residential Trust....................    122,600      3,333,188       8.35
         Home Properties of New York.................    109,500      3,271,312       7.10
         Summit Properties...........................     87,800      2,112,688       7.27
         United Dominion Realty Trust................    324,200      3,525,675       9.84
                                                                    -----------
                                                                     21,332,325
                                                                    -----------
    HEALTH CARE                                9.98%
         Health Care Property Investors..............    127,400      3,774,225       9.99
         Healthcare Realty Trust.....................    174,600      3,688,425      10.60
         Nationwide Health Properties................    207,100      3,300,656      11.55
         Ventas......................................    139,000        695,000         --
                                                                    -----------
                                                                     11,458,306
                                                                    -----------
    HOTELS                                     7.84%
         FelCor Lodging Trust........................    103,600      2,395,750       9.51
         Host Marriott Corp. ........................    170,000      1,912,500       7.47
         Innkeepers USA..............................    149,000      1,527,250      10.93
         MeriStar Hospitality Corp. .................    156,500      3,169,125       9.98
                                                                    -----------
                                                                      9,004,625
                                                                    -----------
    INDUSTRIAL                                 5.48%
         First Industrial Realty Trust...............    154,200      4,741,650       8.07
         Pacific Gulf Properties.....................     57,900      1,548,825       6.58
                                                                    -----------
                                                                      6,290,475
                                                                    -----------
    OFFICE                                    17.84%
         Arden Realty Group..........................    143,200      3,839,550       6.41
         Brandywine Realty Trust.....................    223,700      4,529,925       8.89
         CarrAmerica Realty Corp. ...................     18,600        562,650       7.54
         Crescent Real Estate Equities Co. ..........    170,600      3,806,512       8.69
         Highwoods Properties........................    142,600      3,368,925       5.71
         Mack-Cali Realty Corp. .....................    155,300      4,377,519       8.44
                                                                    -----------
                                                                     20,485,081
                                                                    -----------

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                                       4

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                    SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                         NUMBER                     DIVIDEND
                                                        OF SHARES      VALUE         YIELD*
                                                        ---------   -----------   ------------
    OFFICE/INDUSTRIAL                         12.35%
         Duke-Weeks Realty Corp. ....................     99,700    $ 2,405,263       7.13%
         Kilroy Realty Corp. ........................      3,600         96,075       6.74
         Liberty Property Trust......................    170,600      4,691,500       8.29
         Prentiss Properties Trust...................    126,200      3,296,975       7.43
         Prime Group Realty Trust....................     17,000        267,750       8.57
         Reckson Associates Realty Corp. --
           Class B...................................    132,000      3,415,500       9.20
                                                                    -----------
                                                                     14,173,063
                                                                    -----------
    SELF STORAGE                               0.77%
         Storage USA.................................     29,100        887,550       9.05
                                                                    -----------
    SHOPPING CENTER                           12.20%
      COMMUNITY CENTER                         3.84%
         First Washington Realty Trust...............
         Kimco Realty Corp.. ........................     15,000        633,750       6.44
         Pan Pacific Retail Properties...............     63,100      1,262,000       9.10
         Philips International Realty Corp. .........    145,500      2,509,875       8.75
                                                                    -----------
                                                                      4,405,625
                                                                    -----------
      REGIONAL MALL                            8.36%
         CBL & Associates Properties.................     16,400        411,025       8.14
         JP Realty...................................    132,800      2,398,700      10.63
         Macerich Co. ...............................    112,400      2,388,500       9.60
         Simon Property Group........................     84,900      1,989,844       8.62
         Taubman Centers.............................    208,600      2,411,938       5.41
                                                                    -----------
                                                                      9,600,007
                                                                    -----------
         TOTAL SHOPPING CENTER                                       14,005,632
                                                                    -----------
             TOTAL COMMON STOCK (Identified
                cost -- $92,108,074).................                97,637,057
                                                                    -----------

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                                       5

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                         NUMBER                     DIVIDEND
                                                        OF SHARES      VALUE         YIELD*
                                                        ---------   -----------   ------------
  PREFERRED STOCK                              8.85%
         Apartment Investment & Management Co.,
           9.00%, Series C...........................     52,000    $ 1,111,500      10.53%
         Apartment Investment & Management Co.,
           9.375%, Series G..........................     64,000      1,380,000      10.85
         Camden Property Trust, $2.25, Series A
           (Convertible).............................     56,600      1,411,462       9.02
         CarrAmerica Realty Corp., 8.57%, Series B...     54,000      1,161,000       9.95
         Colonial Property Trust, 8.75%, Series A....     78,700      1,687,131      10.22
         Crown American Realty Trust, 11.00%,
           Series A..................................      9,800        377,300      14.29
         Liberty Properties Trust, 8.80%, Series A...     25,700        578,250       9.78
         Taubman Centers, 8.30%, Series A............     76,700      1,390,188      17.99
         United Dominion Realty Trust, 9.25%,
           Series A..................................     42,950      1,063,012       9.33
                                                                    -----------
             TOTAL PREFERRED STOCK (Identified
                cost -- $10,296,248).................                10,159,843
                                                                    -----------
             TOTAL EQUITIES (Identified
                cost -- $102,404,322)................               107,796,900
                                                                    -----------

                                                              PRINCIPAL
                                                                AMOUNT              VALUE
                                                              ----------         ------------
  CORPORATE BOND                                1.16%
         #Macerich Co. 144A, Convertible, 7.25%, due
           12/15/02 (Identified cost -- $1,313,838)..         $1,520,000         $  1,333,800
                                                                                 ------------
  COMMERCIAL PAPER                              3.96%
         International Lease Finance Corp., 6.51%,
           due 10/2/00
           (Identified cost -- $4,549,177)...........          4,550,000            4,549,177
                                                                                 ------------
TOTAL INVESTMENTS
           (Identified cost -- $108,267,337).. 99.01%                             113,679,877
OTHER ASSETS IN EXCESS OF LIABILITIES.......... 0.99%
                                                                                    1,138,025
                                                                                 ------------
NET ASSETS................................... 100.00%
                                                                                 $114,817,902
                                                                                 ------------
                                                                                 ------------

-------------------
* Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

# Security is restricted subject to Rule 144A and trades infrequently. The Fund prices this security by obtaining a bid and ask price from two market makers on weekly basis. The average of the bid and ask prices is used as the security's price.

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                                       6

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2000 (UNAUDITED)

CLASS A SHARES:
    NET ASSETS.............................................  $44,856,137
                                                             -----------
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)..................................    4,241,338
                                                             -----------
    Net asset value and redemption value per share'D'......  $     10.58
                                                             -----------
                                                             -----------
    Maximum offering price per share
       ($10.58[div]0.955)'DD'..............................  $     11.08
                                                             -----------
                                                             -----------

CLASS B SHARES:
    NET ASSETS.............................................  $24,748,576
                                                             -----------
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)..................................    2,366,771
                                                             -----------
    Net asset value and offering price per share'D'........  $     10.46
                                                             -----------
                                                             -----------

CLASS C SHARES:
    NET ASSETS.............................................  $32,436,162
                                                             -----------
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)..................................    3,104,324
                                                             -----------
    Net asset value and offering price per share'D'........  $     10.45
                                                             -----------
                                                             -----------

CLASS I SHARES:
    NET ASSETS.............................................  $12,777,027
                                                             -----------
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)..................................    1,204,006
                                                             -----------
    Net asset value, offering and redemption value per
       share...............................................  $     10.61
                                                             -----------
                                                             -----------

-----------------------

'D' Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

'DD' On investments of $100,000 or more, the offering price is reduced.

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                                       7

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                             FINANCIAL HIGHLIGHTS*
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                                                                  NET ASSET VALUE
                                                    NET ASSETS                                       PER SHARE
                               -----------------------------------------------------   -------------------------------------
                                 CLASS A       CLASS B       CLASS C       CLASS I     CLASS A   CLASS B   CLASS C   CLASS I
                               -----------   -----------   -----------   -----------   -------   -------   -------   -------
NET ASSET VALUE:
Beginning of period:
  12/31/99...................  $25,954,600   $15,139,498   $19,649,851   $ 2,759,141   $ 9.03    $ 8.98    $ 8.97    $ 9.00
                               -----------   -----------   -----------   -----------   ------    ------    ------    ------
    Net investment income....  $ 1,872,553   $   930,630   $ 1,262,513   $   517,480   $ 0.49    $ 0.47    $ 0.48    $ 0.56
    Net realized and
      unrealized gain on
      investments............    6,731,120     3,459,214     4,714,630     1,666,941     1.57      1.52      1.51      1.56
    Distributions from net
      investment income......   (1,944,361)   (1,020,778)   (1,348,367)     (461,359)   (0.51)    (0.51)    (0.51)    (0.51)
                                                                                       ------    ------    ------    ------
    Capital stock
      transactions:
        Sold.................   20,862,477     8,185,095    12,278,387     8,125,880
        Distributions
          reinvested.........      544,843        70,849       134,799       336,572
        Redeemed.............   (9,165,095)   (2,015,932)   (4,255,651)     (167,628)
                               -----------   -----------   -----------   -----------
Net increase in net asset
  value......................   18,901,537     9,609,078    12,786,311    10,017,886     1.55      1.48      1.48      1.61
                               -----------   -----------   -----------   -----------   ------    ------    ------    ------
End of period: 9/30/00.......  $44,856,137   $24,748,576   $32,436,162   $12,777,027   $10.58    $10.46    $10.45    $10.61
                               -----------   -----------   -----------   -----------   ------    ------    ------    ------
                               -----------   -----------   -----------   -----------   ------    ------    ------    ------

-------------------
* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

-------------------

                    AVERAGE ANNUAL TOTAL RETURNS -- CLASS A
                 (PERIODS ENDED SEPTEMBER 30, 2000) (UNAUDITED)

                   ONE YEAR            SINCE INCEPTION (9/2/97)
          --------------------------  --------------------------
           INCLUDING     EXCLUDING     INCLUDING     EXCLUDING
         SALES CHARGE  SALES CHARGE  SALES CHARGE  SALES CHARGE
         ------------  ------------  ------------  ------------
            14.69%        20.09%        2.87%         4.41%

    Returns on the Fund's other share classes will vary because of differing expense ratios and sales charges.

--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith, Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President and Assistant Treasurer

Lawrence B. Stoller
Assistant Secretary

KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

SUB-ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, MA 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Cohen & Steers Securities, Inc.
757 Third Avenue
New York, NY 10017

NASDAQ Symbol: Class A - CSEIX
               Class B - CSBIX
               Class C - CSCIX
               Class I - CSDIX

Website: www.cohenandsteers.com

Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under Cohen & Steers.

This report is authorized for delivery only to shareholders of Cohen & Steers Equity Income Fund,
Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

--------------------------------------------------------------------------------
                                       9

                           STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as..................................   'D'
The double dagger symbol shall be expressed as...........................  'DD'
The division sign shall be expressed as.................................. [div]